April 29, 2011, as supplemented September 19, 2011

Russell Equity ETF (formerly, One Fund®)

NYSE Arca Ticker Symbol: ONEF

As with all exchange-traded funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

RISK/RETURN SUMMARY

RUSSELL EQUITY ETF (FORMERLY, ONE® FUND) (ONEF)

Investment Objective (Non-Fundamental)

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors buying and selling shares of the Fund may be subject to brokerage commissions and other costs charged by their broker, which are not reflected in the table below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.17%
Total Annual Fund Operating Expenses*	0.52%
Less Fee Waivers and Expense Reimbursements**	(0.01)%
Net Annual Fund Operating Expenses*	0.51%

*	“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests. The Fund’s proportionate share of these operating expenses are reflected under “Acquired Fund Fees and Expenses.”

**	Until April 29, 2012, RIMCo has contractually agreed to waive up to the full amount of its 0.35% management fee to the extent that Total Annual Fund Operating Expenses, excluding extraordinary expenses, exceed 0.51% of the average daily net assets of the Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account fee waivers in Year 1 only). This example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
RUSSELL EQUITY ETF	$52	$166	$290	$652

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from May 11, 2010 to December 31, 2010, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing primarily in shares of other exchange-traded funds (“Underlying ETFs”). Under normal circumstances, the Fund will invest at least 80% of the value of its net assets in shares of equity Underlying ETFs. The 80% investment requirement applies at the time the Fund invests its assets. In pursuing the Fund’s investment objective, Russell Investment Management Company (the “Adviser”) will normally invest the Fund’s assets in unaffiliated Underlying ETFs that seek to track various indices. These indices include those that track the performance of equity securities of large, medium and small capitalization companies across the globe including developed countries and emerging countries. Equity securities may include common and preferred stocks, warrants and rights to subscribe to common stock and convertible securities. There is no maximum limit on the percentage of Fund assets that may be invested in non-U.S. securities through U.S. listed Underlying ETFs. A minimum of 30% of Fund assets will be invested in non-U.S. securities through U.S. listed Underlying ETFs. The Fund generally will remain fully invested in Underlying ETFs.

The Adviser employs an asset allocation strategy that seeks to provide exposure to multiple asset classes in a variety of domestic and foreign markets. The Adviser’s asset allocation strategy establishes a target asset allocation for the Fund and the Adviser then implements the strategy by selecting Underlying ETFs that represent each of the desired asset classes, sectors and strategies. The Adviser’s strategy also involves periodic review of the Fund’s holdings as markets rise and fall to ensure that the portfolio adheres to the strategic allocation. The Adviser may modify the target asset allocation from time to time based on capital market research or on factors such as the Adviser’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying ETF. Modifications in the allocations to the Underlying ETFs are typically based on strategic, long-term allocation decisions. The Fund’s actual allocation may vary from the target strategic asset allocation at any point in time due to: (1) market movements, (2) the Adviser’s assessment of relative market valuation of the asset classes represented by each Underlying ETF, and/or (3) the implementation over a period of time of a change to the target strategic asset allocation inlcuding the addition of a new Underlying ETF. There may be no changes in the asset allocation or to the Underlying ETFs in a given year or such changes may be made one or more times in a year.

The Adviser selects Underlying ETFs based on their potential to represent the underlying asset class, sector or strategy to which the Adviser seeks exposure for the Fund. The Fund will only invest in U.S. listed ETFs. While the Fund intends to primarily invest in Underlying ETFs that hold equity securities, in the future, the Fund also may invest in other Underlying ETFs that represent asset classes which are not currently represented by the Underlying ETFs or that pursue investment strategies not pursued by the current Underlying ETFs.

The Adviser seeks to maintain a low total expense ratio for the Fund and, therefore, also evaluates Underlying ETFs based on their expense ratios. An Underlying ETF is also evaluated based on its tracking error to its underlying index.

The Adviser employs an active management strategy, meaning that it buys and holds Underlying ETFs based on its asset allocation views, not based on time period dependent rebalancing policies. The Adviser considers selling Underlying ETFs generally for one of four reasons: 1) the Adviser no longer wants exposure to the asset class, sector or strategy that the Underlying ETF represents; 2) the Adviser has identified an alternative Underlying ETF for the asset class, sector or strategy to which the Adviser seeks exposure that either better represents that asset class, sector or strategy or does so at a lower cost; 3) the Adviser seeks to rebalance the portfolio to the target strategic allocation; or 4) the Adviser seeks to benefit from a perceived market undervaluation for an asset class, sector or strategy.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

Asset Allocation Risk. Neither the Fund nor the Adviser can offer any assurance that the asset allocation of the Fund will either maximize returns or minimize risks. Nor can the Fund or the Adviser offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying ETF is incorrect. Asset allocation decisions might also result in the Fund having more exposure, indirectly though its investments in the Underlying ETFs, to asset classes, countries or regions, or industries or groups of industries that underperform.

Underlying ETF Risks. The Fund is exposed to the same risks as the Underlying ETFs in which it invests in direct proportion to the allocation of the Fund’s assets among the Underlying ETFs. The risks of owning shares of an Underlying ETF, in turn, generally reflect the risks of owning the underlying securities of the Underlying ETF. The following are the risks associated with investing in the Underlying ETFs which are also risks of investing in the Fund as a result of its investment in the Underlying ETFs:

•

From time to time, the Fund may have a significant investment in a single Underlying ETF or a small number of Underlying ETFs. To the extent that the Fund is invested in this way, it is subject to the risk that poor performance of one or more of these Underlying ETFs could have a greater impact on the Fund than if the Fund invested in a broader range of ETFs. There is no limit to the amount the Fund may invest in an Underlying ETF.

•

Certain of the Underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Underlying ETFs in which the Fund invests may be non-diversified and, as a result, may have greater exposure to volatility than other ETFs. Because a non-diversified Underlying ETF may invest a larger percentage of its assets in securities of a single issuer than a diversified Underlying ETF, the performance of that issuer can have a substantial impact on that Underlying ETFs, and therefore the Fund’s share price.

•

Costs of Investing in Underlying ETFs. When the Fund invests in Underlying ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETFs’ expenses (including operating costs and management fees). Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying ETF.

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Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies.

•

Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.

•

Currency Risk. The Fund may invest a significant portion of its assets in underlying ETFs whose investments are denominated in non-U.S. currencies, or which invest in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of the Fund’s investment and the value of Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of an investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. Conversely, the dollar value of an investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.

•

Tracking Error Risk. Although an Underlying ETF may seek to match the returns of an index, the Underlying ETF’s return may not match or achieve a high degree of correlation with the return of its applicable index.

•

American Depositary Receipts (ADRs). ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

•	Government Intervention in and Regulation of Financial Markets. Changes in government regulation may adversely affect the value of a security.
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Liquidity Risk. The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. The lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio securities.

•	Market Volatility. Volatile financial markets can result in greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

The risks of the Underlying ETFs described above are qualified in their entirety by the risk disclosure included in each Underlying ETF’s prospectus.

Market Trading Risks. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Fund’s shares trading at a premium or discount to net asset value (“NAV”).

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Because the Fund is new, performance history and average annual returns for the Fund is not included in this Prospectus. Performance history and average annual returns for the Fund will be available after the Fund has been in operation for a full calendar year. The Fund’s current benchmark is the S&P 500 Index. The Fund’s benchmark will change to the Russell Developed Large Cap Index no later than November 1, 2011.

Management

Investment Adviser

The Fund’s investment adviser is Russell Investment Management Company (“RIMCo”).

Portfolio Manager

Brian Meath, is responsible for the management of the Fund. He has been a Portfolio Manager since 2010.

Additional Information

Purchase and Sale of Fund Shares

Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value (“NAV”), Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of 50,000 shares (“Creation Units”).

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MANAGEMENT OF THE FUND

The Fund’s investment adviser, RIMCo, is located at 1301 Second Avenue, Seattle, Washington 98101. As of December 31, 2010, RIMCo managed over $35 billion in 50 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of Frank Russell Company (“Russell”), was established in 1982 to serve as the investment management arm of Russell. Russell is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell is also the creator of the Russell Global Indexes. From time to time, the Adviser may select for the Fund’s portfolio an Underlying ETF that seeks to track a Russell Global Index. Russell receives compensation from such an Underlying ETF in the form of an index licensing fee that may increase with an increase in the Underlying ETF’s assets under management. Because Russell receives additional compensation when the Fund invests in an Underlying ETF that seeks to track a Russell Global Index, the Adviser may be deemed to have a conflict of interest when selecting such Underlying ETFs for the Fund’s portfolio. To address this potential conflict of interest, the Adviser does not consider any additional compensation that Russell or any other affiliate might receive in connection with the Fund’s investment in certain Underlying ETFs.

The Fund conducts its business through a number of service providers who act on its behalf. RIMCo, the Fund’s investment adviser, evaluates and oversees the Fund’s service providers as more fully described below. As of the date of this Prospectus, the Bank of New York Mellon serves as the Fund’s administrator, transfer agent and custodian. In its capacity as administrator, The Bank of New York Mellon provides or oversees the provision of all administrative services for the Fund. In its capacity as transfer agent, The Bank of New York Mellon is responsible for maintaining the Fund’s shareholder records and carrying out shareholder transactions. In its capacity as custodian, The Bank of New York Mellon, maintains custody of all of the Fund’s assets. When the Fund acts in one of these areas, it does so through the service provider responsible for that area.

Effective May 1, 2011, the Fund’s service providers will change. Among other changes, Russell Fund Services Company will replace Bank of New York Mellon as the Fund’s administrator and State Street Bank and Trust Company will replace Bank of New York Mellon as the Fund’s transfer agent, custodian and portfolio accountant.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. RIMCo selects the individual portfolio securities for the Fund, including the ETFs in which the Fund invests.

RIMCo’s employee who has primary responsibility for the management of the Fund (the “RIMCo Manager”) is:

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Brian Meath, Portfolio Manager since 2010. From 2004 to 2007, Mr. Meath was the Founder & President of OTA Asset Management. From 2007 to 2010, he was Founder of Cause Investments. Mr. Meath has primary responsibility for the management of the Russell Global Opportunity ETF and the Russell Inflation ETF.

Please see the Fund’s Statement of Additional Information for additional information about the RIMCo Managers’ compensation, other accounts managed by the RIMCo Managers and the RIMCo Managers’ ownership of securities in the Fund.

Prior to February 23, 2011, U.S. One, Inc. served as investment adviser to the Fund. For the services U.S. One, Inc. provided to the Fund prior to that date, it received a fee, which was calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets. U.S. One, Inc. paid all expenses of the Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

The Fund’s shareholders approved RIMCo as the Fund’s new investment adviser on February 18, 2011. RIMCo became the Fund’s investment adviser on February 23, 2011. For the services it provides to the Fund, RIMCo receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets. RIMCo pays all expenses of the Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

A discussion regarding the basis for approval by the Board of Trustees (“Board”) of the investment advisory contract between RIMCo and the Fund will be available in the Fund’s Semi-Annual Report to Shareholders covering the period ended June 30, 2011.

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment objective is non-fundamental, and may be changed without shareholder approval. If the Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in the Fund’s investment objective, shareholders will be provided with reasonable notice.

The Fund’s investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in shares of equity Underlying ETFs is a non-fundamental policy of the Fund and may be changed upon 60 days’ prior notice to shareholders.

The Board may, if it deems appropriate to do so, authorize the liquidation or merger of the Fund without shareholder approval. Unless Fund shares are held in a tax-deferred account, liquidation may result in a taxable event for shareholders of the liquidated Fund.

Most of the securities and investment strategies listed in this Prospectus are discretionary, which means that RIMCo may or may not use them. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Fund. The Fund may invest in other types of securities that are not described in this Prospectus. Such securities and investment strategies may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment strategies described in this Prospectus and about additional securities and investment strategies that may be used by the Fund.

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these requirements unless the Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

The Fund seeks to achieve its investment objective primarily through investment in Underlying ETFs that track certain indices. The Fund may in the future invest in Underlying ETFs that pursue active investment strategies. Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including the Underlying ETFs. However, registered investment companies are permitted to invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such underlying investment companies enter into an agreement with the Fund, if the underlying investment company has obtained a Section 12(d)(1) exemptive order from the Securities and Exchange Commission (the “SEC”). Therefore, the Fund may enter into agreements with certain Underlying ETFs that permit the Fund to invest in the Underlying ETFs to an unlimited extent.

In setting the Fund’s allocation, the Adviser first seeks to identify the long term opportunities for capital appreciation in particular regions, markets, or market segments. The Adviser will consider a variety of factors when evaluating the markets, such as the rate of economic growth and the social and political environment. The Adviser then allocates the Fund’s assets across regions, markets and market segments. Finally, the Adviser considers relative market valuations when implementing its asset allocation views.

The Fund seeks to achieve its objective by primarily investing in a variety of Underlying ETFs which hold securities issued by issuers located around the world. Generally, the Fund seeks diversification across asset classes, sectors and strategies. The Fund has no geographic limits on where its investments may be located. This flexibility allows the Adviser to look for Underlying ETFs with exposure to investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective.

The Adviser invests in Underlying ETFs according to an asset allocation strategy designed to give the Fund exposure to the following asset and style classes: U.S. large cap equity and international large and small cap equity. Although the Fund may invest in an unlimited number of Underlying ETFs in any amount, the following are Underlying ETFs in which the Fund may invest more than 25% of its assets. Each Underlying ETF represents a different asset class to which the Fund seeks to gain exposure.

U.S. Large Cap Equity

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iShares Russell 1000 Index Fund: The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Russell 1000® Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. For more information about this Fund, including its prospectus and shareholder reports, go to www.us.ishares.com.

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Vanguard Russell 1000 ETF: The Vanguard Russell 1000 ETF purchases stocks included in the Russell 1000® Index, which measures the performance of the large-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. For more information about this Fund, including its prospectus and shareholder reports, go to www.vanguard.com.

International Equity

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Vanguard Europe Pacific ETF: The Vanguard Europe Pacific ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of common stocks of companies located in countries in Europe, Australia, Asia, and the Far East. For more information about this Fund, including its prospectus and shareholder reports, go to www.vanguard.com.

CERTAIN OTHER INVESTMENTS. While the Fund intends to primarily invest in Underlying ETFs that hold equity securities, the Adviser may invest in Underlying ETFs that hold U.S. and foreign government debt and investment grade corporate bonds. The Fund also may, to a limited extent, invest its assets in securities not included in Underlying ETFs, but which the Adviser believes will help the Fund stay fully invested and reduce transaction costs. For example, the Fund may invest in other types of exchange-traded products, such as Exchange Traded Notes (“ETNs”) and exchange-traded pooled investment vehicles that invest in commodities or currency. Money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the 1940 Act), convertible securities, variable rate demand notes, or commercial paper may be used by the Fund in seeking to meet its investment objective and in managing cash flows.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the “Risk/Return Summary” section, along with additional risk information.

Principal Risks

Equity Securities

The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Underlying ETFs that hold equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

•	Common Stocks

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

•	Securities of Small Capitalization Companies

Investments in securities of small capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of an Underlying ETF’s portfolio.

Non-U.S. Securities

An Underlying ETF’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of an Underlying ETF’s foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities settlement procedures for an Underlying ETF’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

•	Non-U.S. Equity Securities

Non-U.S. equity securities are subject to all of the risks of equity securities generally but can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

•	Emerging Markets Equity Securities

Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Underlying ETFs. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for an Underlying ETF’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, the Fund may be unable to achieve its desired level of exposure to a certain sector. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose an Underlying ETF to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by an Underlying ETF. The Adviser has established procedures to value instruments for which market prices may not be readily available. The Adviser will monitor developments in financial markets and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Currency Risk

Underlying ETF investments may be denominated in non-U.S. currencies, or provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of the Fund’s shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which an Underlying ETF invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in an Underlying ETF’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Exposure to currencies and currency exchange rates may be obtained through investments in Underlying ETFs that are not registered under the 1940 Act and therefore, not subject to the regulatory scheme and investor protections of the 1940 Act.

Investment in Investment Companies Risk

The Fund will regularly invest in other investment companies, including the Underlying ETFs, some of which also may invest in investment companies, and ETFs. When the Fund invests in an investment company in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. The NAV of Fund shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of the Fund’s shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” also will vary for the Fund depending on the Fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to the Fund’s shares trading at a premium or a discount to NAV. Also, the lack of liquidity in the Fund can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the Underlying ETFs may invest in investment vehicles that are not registered under to the 1940 Act, such as certain exchange-traded commodity pools, and therefore, not subject to the regulatory scheme of or investor protections available under of the 1940 Act.

Additional Risks

Fixed Income Securities

Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions; (iii) Company Risk which is the risk that the value of fixed income securities fluctuates in response to the fortunes of individual companies; (iv) Credit and default risk which is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

Specific types of fixed income securities are also subject to additional risks which are described below.

•	Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk and price depreciation risk. Bonds issued by the U.S. government are also subject to default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

Risks of Secondary Listings

The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. An active trading market may not exist for Fund shares, and although Fund shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Additionally, the Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient. Because Fund shares trade at market prices NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Halting of Trades

Trading of Fund shares on an exchange may be halted whenever trading in equity securities generally is halted by the activation of market wide “circuit breakers” (a rule that requires a halt in trading for a specific period of time when market prices decline by a specified percentage during the course of a trading day). Trading of Fund shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

Fluctuation of Net Asset Value

The net asset value of the shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s net asset value and supply and demand of shares on the exchange. It cannot be predicted whether shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an index trading individually or in the aggregate at any point in time. The market prices of shares may deviate significantly from the net asset value of the shares during periods of market volatility. However, given that shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), RIMCo believes that large discounts or premiums to the net asset value of shares should not be sustained. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the Fund’s net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s net asset value. If an investor purchases shares at a time when the market price is at a premium to the net asset value of the shares or sells at a time when the market price is at a discount to the net asset value of the shares, then the investor may sustain losses.

Costs of Buying or Selling Shares

Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Long-Term Viability Risk

The Fund is a relatively new fund and may have low assets under management which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Money Market Fund Investments

Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that the Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

Money Market Securities and Commercial Paper

Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.

Repurchase Agreements

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Underlying ETF are not within its control and therefore the realization by the Underlying ETF on such collateral may be automatically stayed. Finally, it is possible that the Underlying ETF may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers, who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.

Government Intervention in and Regulation of Financial Markets

Recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The effects of such action are not yet fully known. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take additional actions that affect the regulation of the instruments in which the Fund and Underlying ETFs invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation may also change the way in which the Fund and Underlying ETFs are regulated. Such legislation or regulation could limit or preclude the Fund’s and Underlying ETFs’ ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s and Underlying ETFs’ portfolio holdings.

The Fund’s shares may be traded on multiple U.S. stock exchanges including where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. An active trading market may not exist for Fund shares, and although Fund shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Because Fund shares trade at market prices, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in trading of Underlying ETFs to achieve its investment objective, including, without limitation, to reflect changes in the Fund’s asset allocation. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible. The Fund’s portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

BUYING AND SELLING FUND SHARES

The Fund’s shares are listed for secondary trading on the NYSE Arca. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the shares. The NYSE Arca is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The value of the Fund’s portfolio is based on market price, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market). If market prices are not readily available or do not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with Russell Exchange Traded Funds Trust’s valuation policies and procedures. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Because the Fund invests primarily in Underlying ETFs with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing or an independent pricing service including, but not limited to, if the exchange on which an Underlying ETF is principally traded closed early or if trading in a particular Underlying ETF was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is suspectible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

Investments by Registered Investment Companies

As referenced above, Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. These restrictions are discussed in greater detail in the section “Investment Companies” in the Fund’s SAI.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Unlike frequent trading of the shares of traditional open-end mutual funds (i.e., not exchange-traded), frequent trading of shares of the Fund does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem the Fund’s shares directly with the Fund. Because these trades are effected primarily in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole when acquiring Creation Units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Fund’s Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing in shares of the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund pays out dividends from its net investment income to shareholders at least annually. The Fund distributes its net capital gains, if any, to shareholders annually.

Dividend Reinvestment Service

In order to reinvest dividend and capital gains distributions, Fund shareholders must hold their shares at a broker that offers a reinvestment service (either the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company). If a reinvestment service is available and used, distributions of both income and capital gains will automatically be reinvested in additional whole and fractional shares. If a reinvestment service is not available, investors would receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with ETFs generally, reinvestment of dividend and capital gains distributions in additional shares will occur four business days or more after the ex dividend date (the date after which a shareholder no longer receives a distribution of dividends or capital gains). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.

Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.
•

The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

•

Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

•	Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.
•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.
•

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

•

Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year (e.g., the sale of an Underlying ETF) or from any long-term capital gains distributions received from the Underlying ETFs.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.
•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.
•

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Non-U.S. Investors

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund’s taxable year beginning before December 31, 2011, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. Additional information regarding the Fund’s investment in foreign securities can be found in the SAI.

Backup Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

ADDITIONAL INFORMATION

The Fund’s web site, which will be publicly accessible at no charge, will contain, on a per share basis, the previous day’s closing NAV and the reported closing price, and a calculation of the premium or discount of the closing price against such NAV. Information regarding the number of days the Fund’s market price was at a discount or premium to its NAV for the most recently completed fiscal year and the most recently completed calendar quarters since that year, will also be provided, free of charge, on the Fund’s web site. The Fund’s web site is www.onefund.com.

Total Return Information

The table chart below presents information about the total returns of the Fund as of the fiscal year ended March 31, 2011.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.

The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is base don the NAV of the Fund and the market return is based on the market price of the Fund. Market price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the market price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of March 31, 2011

Average Annual Total Returns				Cumulative Total Returns
Year ended 3/31/11		Inception to 3/31/11*		Inception to 3/31/11*
NAV	Market	NAV	Market	NAV	Market
5.38%	5.31%	18.68%	18.64%	18.68%	18.64%

*	Total returns for the period since inception are calculated from the inception date of the Fund (May 11, 2010). The first day of secondary market trading in shares of the Fund was May 11, 2010.

Frequency Distribution of Discounts and Premiums

The chart below presents information about differences between the per share NAV of the Fund and the market trading price of shares of the Fund. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

The chart presents information about the size and frequency of premiums or discounts. Each line in the chart shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented in the chart represents past performance and cannot be used to predict future results.

Russell Equity ETF

Period Covered: May 11 (inception of the Funds through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.20% and Less than 1.0%	5	1.20%
Greater than 0.05% and Less than 0.20%	73	17.51%
Between 0.05% and -0.05%	309	74.10%
Less than -0.05% and Greater than -0.20%	29	6.95%
Less than -0.20% and Greater than -1.0%	1	0.24%

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been audited by BBD LLP, the Fund’s independent registered public accounting firm, whose report is included in the Trust’s annual report along with the Trust’s financial statements. The annual report is available upon request. Effective May 1, 2011, Pricewaterhouse Coopers LLP will serve as independent registered public accounting form for the Fund.

FINANCIAL HIGHLIGHTS

For the Period May 11, 2010* through December 31, 2010

Selected data for a share outstanding throughout the period:

Net asset value, beginning of period	$25.00

From Investment Operations	0.35
Net investment income
Net unrealized gain	2.81
Total from investment operations	3.16

Dividends To Shareholders
Net investment income	(0.36)
Net asset value, end of period	$27.80

Total Return(a)	12.62%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,839
Ratio to average net assets of(c):
Expenses, net of expense reimbursement	0.53	%(b)
Expenses, prior to expense reimbursement	0.57	%(b)
Net investment income	3.57	%(b)
Portfolio turnover rate	0%

*	Commencement of investment operations.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(b)	Annualized

(c)	Ratios do not include expenses of the underlying Funds.

For more information about the Fund, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund.

The annual report for the Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semiannual report or the Fund’s SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Fund at:

Russell Exchange Traded Funds Trust

1301 Second Avenue

18th Floor

Seattle, WA 98101

The Fund’s SAI and annual and semiannual reports to shareholders are available, free of charge, on the Fund’s Web site at www.onefund.com.

Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Fund. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Fund’s Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551.8890. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: pubic info sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Distributor: Foreside Fund Services, LLC (effective until May 1, 2011)

ALPS Distributors, Inc. (effective May 1, 2011)

Investment Company Act File No.: 811-22320

80-08-003 (1 09/11)